EX 10.1
                             MEMORANDUM OF AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF March 2nd 2000 (the "Effective Date").

BETWEEN:

                  Morenci Corp.
                  Suite 980

                  1500 West Georgia Street
                  Vancouver, BC
                  Canada
                  (the "Purchaser")

AND:

                  Kent Douglas Courtice and Robert Eire McLauchlan

                  carrying on business as esportbike.com

                  1583 W. 65TH Avenue
                  Vancouver, British Columbia
                  Canada.

                  (collectively the "Vendor")

WHEREAS:

         A. The Vendor carries on business comprised of the development and operation of a website relating to sports bikes and known as esportbike.com (the "Business");

         B. The Vendor has agreed to sell and the Purchaser has agreed to purchase all the property, assets, and undertakings of the Business as a going concern on the terms and conditions herein provided;

         C. Kent Douglas Courtice and Robert Eire McLauchlan, businessmen, of Vancouver, British Columbia, are partners of the Vendor and have a proprietary interest in the domain name and business of the Vendor; and

         D. The Vendor owes $113,000.00 (US) to Asset Information Management Inc. ("AIM");



NOW THEREFORE in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto covenant and agree each with the other as follows:

1.       PURCHASE AND SALE

1.1 Subject to the terms and conditions of this Agreement, at the Closing (hereinafter defined) the Vendor will sell, transfer and assign to the Purchaser, free and clear of all liens, charges and encumbrances except as may be otherwise specifically provided for herein, and the Purchaser will purchase from the Vendor, the Business as a going concern and all property and assets of the Business of every kind and description and wherever situate (collectively, the "Business Assets"), including without limiting the foregoing:

(a) ownership of the domain name and internet entity "esportbike.com" including all code names, trade marks and copyrights thereto;

(b) all chattels, equipment, fixtures, furnishings, machinery, vehicles and supplies used in connection with the Business as at the date hereof (the "Equipment");

(c)      all inventories of the Business (the "Inventory");

(d) all right, title, benefit and interests under all contracts, engagements and commitments, whether oral or written, including the benefit of all unfilled orders received by the Vendor and forward commitments to purchase made by the Vendor, which the Vendor is entitled to or possessed of in connection with the Business (the "Material Contracts");

(e) all customer lists, brochures, samples, price lists, accounting and other books and records and all other information, correspondence, documents and material relating to the Business;

(f) all right, title and interest of the Vendor in and to all registered and unregistered trademarks, trade and brand names, copyrights, designs, restrictive convenants and other industrial or intellectual property respecting the Business (the "Intangible Property");

(g) all permits, licences, consents, authorizations and approvals pertaining to the Business; and

(h) the goodwill of the Business together with the exclusive right to the Purchaser to represent itself as carrying on the Business in continuation of and in succession to the Vendor and the right to the name "esportbike.com" or any variation thereof as part of or in connection with the Business (the "Goodwill").

1.2 All quotations for the sale or purchase of inventory or supplies made or received by the Vendor and not confirmed to contractual commitment will be deemed to be assigned to the Purchaser at the Closing to be accepted, confirmed or withdrawn or otherwise acted upon by the Purchaser in its own name, for its own account and in accordance with its own business judgement.

2.       PURCHASE PRICE AND ALLOCATION

2.1 The purchase price payable by the Purchaser to the Vendor for the Business Assets will be the sum of $10,000.00, payable at the Closing.

2.2 The Purchase Price will be allocated among the various items comprisin the Business Assets as follows:

(a)      to the domain name, the sum of $9,500.00;

(b)      to the Equipment, the sum of $250.00;

(c)      to the Goodwill, the sum of $249.00;

(d)      to the remaining Business Assets, the sum of $1.00.00.


3.       ELECTION

3.1 The parties hereto agree to elect jointly in accordance with the provisions of Section 85(1) of the Income Tax Act of Canada, in prescribed form and within the time stipulated inn Section 85(6) of the said Act, that the Vendor's proceeds of disposition of the Assets and the Purchaser's cost of the Assets be the sum of $10,000.00 (herein called the "Elected Amount").

3.2 The parties hereby acknowledge that, to the best of their knowledge, the Elected Amount represents the tax cost (as that term is defined inn the Income Tax Act of Canada) to the Vendor of the Assets on the Effective Date. However, if at any time hereafter, it is determined by the parties hereto or if it is finally determined by the Department of National Revenue, a tribunal or Court of competent jurisdiction or otherwise, that the adjusted cost base to the Vendor of the Assets on the Effective Date is greater or less than the Elected Amount herein provided, the parties will amend this Agreement and change the Elected Amount to ensure that the Elected Amount is equal to the adjusted cost base to the Vendor of the Assets as determined pursuant to this paragraph.

4.       CLOSING, POSSESSION AND ADJUSTMENTS

4.1 The completion of the transactions contemplated hereby (the "Closing") will take place at 10:00 A.m., local time on March 2nd 2000 (the "Closing Date") at the offices of the Purchaser, or at such other place, date and time as may be mutually agreed upon by the parties hereto;

4.2 The Vendor will deliver possession of Business Assets, free of any other claim to possession and any tenancies, to the Purchaser on the Closing Date;


4.3 All revenues and expenses, including prepaid expenses, of the Business will be adjusted (the "Adjustments") between the Vendor and the Purchaser as at the commencement of business on the Closing Date, to the effect that in respect of any period before that time, the Vendor will bear all expenses and receive all revenue relating to the Business and that from and after said time, the Purchaser will bear all expenses and receive all revenue relating to the Business.

5.       ASSUMPTION OF LIABILITY

5.1 It is understood and agreed that from and after the Closing the Purchaser will assume and pay any and all indebtedness of the Vendor (the "Assumed Indebtedness") which the Vendor owes to AIM and the Purchaser covenants to assume and pay the Assumed Indebtedness and to indemnify and save harmless the Vendor in respect thereof.

5.2 It is understood and agreed that from and after the Closing, the Purchaser will assume, perform and discharge the Vendor's obligations and liabilities in respect of any Material Contracts and that at the Closing, the Vendor and the Purchaser will deliver and Assignment, Assumption and Indemnity Agreement whereby:

(a) the Vendor confirms the representations and warranties made herein which pertain to the Material Contracts;

(b) the Vendor assigns all right, title, benefit and interest under the Material Contracts to the Purchaser;
                  and

(c) the Purchaser covenants to assume, perform and discharge said obligations and liabilities and to indemnify and save harmless the Vendor in respect thereof.

5.3 Both before and after the Closing, the Vendor and the Purchaser will make their best efforts to obtain the release of the Vendor of their obligations in respect of the Assumed Indebtedness and the Material Contracts and the Vendor and the Purchaser will execute and deliver such documents and instruments and so such acts and things as may be required for said purposes.

6.       REPRESENTATIONS OF THE VENDOR

6.1 The Vendor and Kent Douglas Courtice and Robert Eire McLauchlan jointly and severally represent and warrant to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

(a) each of the parties hereto has the power, authority and capacity to carry on the Business as presently conducted and to enter into this Agreement and carry out its terms;

(b) the execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by the necessary corporate action on the part of the Vendor and this Agreement constitutes a valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

(c) the Vendor owns and possesses and has good and marketable title to the Business Assets, free and clear of all liens, charges and encumbrances of every kind and nature whatsoever;

(d) the Business Assets comprise all property and assets used by the Vendor in connection with the Business;


(e)      there are:

(i) no actions, suits or proceedings before any court, pending or threatened, by or against or affecting the Vendor, the Business or any of the Business Assets; and

(ii)                                  no      proceedings,       investigations,
                                      complaints,  order,  directives or notices
                                      of defect or  non-compliance  by or before
                                      any governmental  commission,  department,
                                      board,   authority  or  administrative  or
                                      regulatory agency, body or officer issued, pending or threatened against the Vendor or in respect of the Business or any of the Business Assets;

7.       REPRESENTATIONS OF THE PURCHASER

7.1 The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated hereby, that:

(a) the Purchaser is a publicly traded corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada in the United States of America, and has the power, right and capacity to enter into this Agreement and to carry out its terms; and

(b) the execution and delivery of this Agreement and the completion of the transactions contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser and this agreement constitutes a valid and binding obligation of the Purchaser in accordance with its terms.

8.       TRANSACTIONS OF THE VENDOR AT THE CLOSING

8.1 At the Closing, the Vendor will execute and deliver or cause to be executed and delivered, all documents and instruments, including deeds, conveyances, bills of sale, transfers, assignments, agreements and certificates as are necessary to effectively vest good and marketable title to the Business Assets in the Purchaser free and clear of any liens, charges and encumbrances.

9.       TAXES

9.1 All taxes payable pursuant to the Social Services Tax Act of British Columbia arising out of the purchase of the Business Assets as contemplated hereby will be paid by the Purchaser.

10.      TIME OF THE ESSENCE

10.1     Time is of the essence.


11.      FURTHER ASSURANCES

11.1 The parties will execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated hereby.

12.      ASSIGNMENT

12.1 This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.


13.      ENTIRE AGREEMENT

13.1 This Agreement embodies the entire agreement and understanding between the parties hereto and supercedes all prior agreements, representations, warranties and understandings, whether oral or written, relative to the subject matter hereof.

14.      SUCCESSORS AND ASSIGNS

14.1 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

15.      COUNTERPARTS

15.1 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

16.      SCHEDULES

16.1 The schedules attached hereto are hereby incorporated into this Agreement and form a part hereof. All terms defined in the body of this Agreement will have the same meaning in the Schedules attached hereto.

17.      REFERENCES TO AGREEMENT

17.1 The terms "this Agreement", "hereof", "herein", "hereby", "hereto", and similar terms refer to this Agreement and not to any particular clause, paragraph or other part of this Agreement unless another document is specified.

18.      PROPER LAW

18.1     The proper law of this Agreement is the law of British Columbia.

         IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.

                      SIGNATURE PAGE IMMEDIATELY FOLLOWING.

SIGNED, SEALED AND DELIVERED BY             SIGNED, SEALED AND DELIVERED BY
KENT DOUGLAS COURTICE.                      MORENCI CORP.

    /s/ Kent Courtice                      By:  /s/ M. Gregg Marshall
------------------------------              -------------------------
Signature                                     Authorized Signatory

_____Kent Courtice_____________________
Name                                        Name of Signatory: M. Gregg Marshall
                                                                    --------
   1583 West 65th Avenue, Vancouver, BC     Title of Signatory:   President
---------------------------------------
Address

SIGNED, SEALED AND DELIVERED BY
ROBERT EIRE McLAUCHLAN.

  /s/ Robert McLauchlan

Signature

______Robert McLauchlan_______________
Name